UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023 (June 6, 2023)

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38492	98-1327726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, Kiniksa Pharmaceuticals, Ltd. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which a quorum for the transaction of business was present. Holders of the Company’s Class A common shares (“Class A Common Shares”) and Class B common shares (“Class B Common Shares”) as of the close of business on April 10, 2023 (the “Record Date”) were entitled to notice of and to vote at the Annual Meeting. Each Class A Common Share was entitled to one vote per share and each Class B Common Share was entitled to ten votes per share.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2022.

Proposal 1 – The election of Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors to serve until the 2026 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Stephen R. Biggar	30,959,772	11,113,887	3,132,968
G. Bradley Cole	40,974,400	1,099,259	3,132,968
Barry D. Quart	40,953,831	1,119,828	3,132,968

Proposal 2 – The (a) appointment of PricewaterhouseCoopers LLP as the Company’s auditor until the close of the Company’s next Annual Meeting of Shareholders, (b) delegation to the Company’s Board of Directors, through the Audit Committee of the Board of Directors, of the authority to set the auditor’s remuneration for such period, and (c) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
44,804,941	23,637	378,049	0

Proposal 3 – The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the applicable compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
40,423,385	1,270,222	380,052	3,132,968

Based on the foregoing votes, (a) Stephen R. Biggar, G. Bradley Cole and Barry D. Quart were elected as Class II directors, (b) Proposal 2 was approved and (c) Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: June 7, 2023	By:	/s/ Madelyn Zeylikman
Madelyn Zeylikman
Senior Vice President, General Counsel and Secretary